THE AVATAR
                                ADVANTAGE EQUITY
                                 ALLOCATION FUND









                               Semi-Annual Report



                                  June 30, 1999

August 1999

Dear Shareholder,

      We are pleased to report on the progress of The Avatar Advantage Equity Allocation Fund for the six months ended June 30, 1999. For the period, Avatar's asset allocation philosophy- participating in market gains during market upswings while protecting those gains against loss during market downturns-helped the Fund realize a total return of 6.33% (not including the sales charge). Other market indices for the same period were as follows:

S&P 500 Index                     12.40%
Dow Jones Industrials             20.50%
NASDAQ Composite                  22.90%
Russell 2000 Index                 9.30%

For the first half of the year, Avatar maintained a significant equity position. Our exposure ranged between 80% and 90% invested in equities and the remainder in cash.

1999 -- THE FIRST SIX MONTHS IN REVIEW

The year began with all eyes on the Dow 10,000, a mark not reached until April 4 of this year. Four weeks later, the Dow hit 11,000. The road to these record heights was not a smooth, straightforward trajectory; it was characterized by fits and starts that never seemed to mesh, particularly during the first quarter. During the journey, market leadership shifted from the technology sector to the old standby, cyclical stocks on the domestic front. This period saw the second impeachment trial of a sitting President-which ended with a wimper. Internationally, the war in Kosovo began and concluded successfully for the U.S. and its allies. The U. S. economy continued to churn along with low inflation, high productivity, rising wages and low unemployment. GDP came in at 4.2%, exceeding expectations for the first quarter. The Asian markets appeared to be coming out of their collective stupor, led by Japan's moderate recovery, easing a concern we expressed in our last report. Europe, however, remained on the sidelines. Our portfolio, heavily invested in cyclical, technology, energy and financial issues benefited from the change in market leadership. However, the market's 1 step forward, 2 steps backward performance made it hard to correctly predict short term trends or sector leaders, making this a roller coaster market for the faint-hearted.

MARKET OUTLOOK

Corporate earnings currently appear to be poised to surpass analysts' expectations and will come in at the low double digit range (up from the single digit predictions of last year). Corporations' ability to sustain their profits is pushing the markets upward. Defense firms will be the recipients of federal largess to replenish supplies depleted during the Kosovo action. Possible tax cuts, if passed by Congress, will fuel continued spending by the consumer and may carry the economy into the next millenium on a surging note. After some uncharacteristically scary economic reports in May, the June reports were more in line with how most analysts see the economy--moderate to strong growth with low to non-existent inflationary pressures. The Federal Reserve's latest move to raise interest rates in late June will remind markets that it is keeping a steady and cautious hand on the economy's throttle--poised to act if and when needed. Expectations for growth for the remainder of the year have been revised upward. Foreign currencies continue to fall against the dollar, translating into falling prices for U.S. companies as they compete with cheaper imports. Hopefully, foreign markets that evaporated for U.S. companies during the Asian crisis will again welcome these companies. World markets are following the U.S. business model of consolidation and cost cutting, which may spur stock performance worldwide.

Our models show that the U.S. economy should continue to percolate at a good, sustainable level that will not set off inflationary or recessionary fears. While no clear sector leadership has emerged, we hope the trendless phase has passed, replaced by a broadening of the markets. We still believe that hidden surprises, most notably Y2K problems, can unduly affect the economy. For that reason, we remain optimistically cautious.

Sincerely,

/s/ Charles M. White

Charles M. White
Portfolio Manager
President - Avatar Investors Associates Corp

Past performance is not predictive of future performance.

The Fund's average annual total return for the period from inception on December 3, 1997 through June 30, 1999 was 20.50%. The Fund's total return for the one-year ended June 30, 1999 was 16.87%. If the maximum sales charge was reflected, the Fund's returns for the same periods would have been 17.02% and 11.61%, respectively.

The S&P 500 Stock Index is a broad market capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 2000 Index is a widely regarded small cap index of the 2,000 smallest securities of the Russell 3000 Index which is comprised of the 3,000 largest U.S. securities as determined by total market capitalization.

Indexes do not incur expenses and are not available for direct investment.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
      Shares      COMMON STOCKS: 85.18%                          Market Value
--------------------------------------------------------------------------------

                  AEROSPACE/DEFENSE EQUIPMENT: 2.16%
      4,200       United Technologies Corporation...............  $   301,088
                                                                  -----------

                  AUTOMOBILES: 0.81%
      2,000       Ford Motor Company............................      112,875
                                                                  -----------

                  BANKS: 7.56%
      7,800       Citigroup Inc.................................      370,500
      4,700       Firstar Corporation...........................      131,600
      3,400       SouthTrust Corporation........................      130,475
      5,800       The Bank of New York Company, Inc.............      212,788
      2,400       The Chase Manhattan Corporation...............      207,900
                                                                  -----------
                                                                    1,053,263
                                                                  -----------
                  BEVERAGES - NON-ALCOHOLIC: 1.94%
      7,000       PepsiCo, Inc.................................       270,813
                                                                  -----------

                  BUILDING MATERIALS CHAINS: 1.06%
      2,300       The Home Depot, Inc...........................      148,206
                                                                  -----------

                  CHEMICALS: 1.18%
      2,400       E. I. du Pont de Nemours and Company..........      163,950
                                                                  -----------

                  COMPUTER - SOFTWARE: 5.00%
      1,700       BMC Software, Inc.............................       91,800
      4,800       Microsoft Corporation*........................      432,900
      3,000       Xilinx,  Inc.*................................      171,750
                                                                  -----------
                                                                      696,450
                                                                  -----------
                  COMPUTER SERVICES: 1.90%
      1,100       America Online, Inc...........................      121,550
      2,600       EMC Corporation*..............................      143,000
                                                                  -----------
                                                                      264,550
                                                                  -----------
                  COSMETICS AND TOILETRIES: 1.70%
      2,400       Colgate-Palmolive Company.....................      237,000
                                                                  -----------

See Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
      Shares                                                     Market Value
--------------------------------------------------------------------------------

                  DIVERSIFIED MANUFACTURING: 4.29%
      3,600       General Electric Company......................  $   406,800
      6,600       Masco Corporation.............................      190,575
                                                                  -----------
                                                                      597,375
                                                                  -----------
                  ELECTRONIC COMPONENTS - SEMICONDUCTORS: 2.48%
      1,700       Applied Materials, Inc.*......................      125,588
      3,700       Intel Corporation.............................      220,150
                                                                  -----------
                                                                      345,738
                                                                  -----------
                  ENTERTAINMENT: 1.08%
                                                                  -----------
      4,900       The Walt Disney Company.......................      150,981
                                                                  -----------

                  FINANCE COMPANIES: 2.34%
      3,000       Federal National Mortgage Association.........      205,125
      1,100       The Charles Schwab Corporation................      120,863
                                                                  -----------
                                                                      325,988
                                                                  -----------
                  FOOD - MISCELLANEOUS: 1.37%
      3,800       H. J. Heinz Company...........................      190,475
                                                                  -----------

                  FOOD - RETAIL: 1.95%
      5,500       Safeway Inc.*.................................      272,250
                                                                  -----------

                  FORESTRY: 0.94%
      1,900       Weyerhaeuser Company..........................      130,625
                                                                  -----------

                  INSURANCE: 3.18%
      2,752       American International Group, Inc.............      322,156
      1,800       The Equitable Companies Incorporated..........      120,600
                                                                  -----------
                                                                      442,756
                                                                  -----------
                  LASER SYSTEMS/COMPONENTS: 0.95%
        800       Uniphase Corporation*.........................      132,800
                                                                  -----------

                  MANUFACTURING: 1.00%
      1,700       Illinois Tool Works Inc.......................      139,400
                                                                  -----------

See Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
      Shares                                                     Market Value
--------------------------------------------------------------------------------

                  MANUFACTURING - MISCELLANEOUS: 5.35%
      1,700       Danaher Corporation...........................  $    98,813
      3,700       Maytag Corporation............................      257,844
      4,100       Tyco International Ltd........................      388,475
                                                                  -----------
                                                                      745,131
                                                                  -----------
                  MEDICAL - DRUGS: 5.71%
      4,200       Bristol-Myers Squibb Company..................      295,838
      1,300       Pfizer, Inc...................................      142,675
      3,600       Pharmacia & Upjohn, Inc.......................      204,525
      2,200       Warner-Lambert Company........................      152,625
                                                                  -----------
                                                                      795,663
                                                                  -----------
                  METAL - ALUMINUM: 1.07%
      2,400       Alcoa Inc.....................................      148,500
                                                                  -----------

                  NATURAL GAS: 1.07%
      3,500       The Williams Companies, Inc...................      148,969
                                                                  -----------

                  NETWORKING PRODUCTS: 2.06%
      4,450       Cisco Systems, Inc............................      287,025
                                                                  -----------

                  OIL - INTEGRATED: 1.37%
      3,000       Schlumberger Limited..........................      191,063
                                                                  -----------

                  PETROLEUM PRODUCTS: 5.23%
      2,300       Burlington Resources Inc......................       99,475
      2,000       Enron Corp....................................      163,500
      2,800       Exxon Corporation.............................      215,950
      4,000       Texaco Inc....................................      250,000
                                                                  -----------
                                                                      728,925
                                                                  -----------
                  POLLUTION CONTROL: 1.47%
      3,800       Waste Management, Inc.*.......................      204,250
                                                                  -----------

                  RETAIL - DEPARTMENT STORES: 3.40%
      1,700       Dayton Hudson Corporation.....................      110,500
      2,800       Federated Department Stores, Inc.*............      148,225
      4,275       The Gap, Inc..................................      215,353
                                                                  -----------
                                                                      474,078
                                                                  -----------

See Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
      Shares                                                     Market Value
--------------------------------------------------------------------------------

RETAIL - RESTAURANTS: 1.16%
      5,700       Wendy's International, Inc....................  $   161,381
                                                                  -----------

                  RETAIL - SPECIALTY: 0.61%
      1,900       AnnTaylor, Inc.*..............................       85,500
                                                                  -----------

                  STEEL PRODUCERS: 0.79%
      4,100       USX Corporation...............................      110,700
                                                                  -----------

                  TELECOMMUNICATION SERVICES: 1.47%
      2,700       GTE Corporation...............................      204,525
                                                                  -----------

                  TELECOMMUNICATIONS EQUIPMENT: 2.67%
      5,510       Lucent Technologies Inc.......................      371,581
                                                                  -----------

                  TELEPHONE - LONG DISTANCE: 0.52%
      2,000       Scientific-Atlanta, Inc.......................       72,000
                                                                  -----------

                  TELEPHONE SERVICES: 5.74%
      2,150       AT&T Corp.....................................      119,997
      6,400       BellSouth Corporation.........................      300,000
      4,400       MCI WorldCom Incorporated*....................      379,500
                                                                  -----------
                                                                      799,497
                                                                  -----------
                  TRANSPORTATION - RAIL: 1.42%
      3,400       Union Pacific Corporation.....................      198,263
                                                                  -----------

                  UTILITIES: 1.21%
      2,900       The AES Corporation...........................      168,563
                                                                  -----------

                  TOTAL COMMON STOCKS (COST $9,263,838) ........   11,872,193
                                                                  -----------

Principal Amount  U.S. GOVERNMENT OBLIGATIONS: 12.90%
--------------------------------------------------------------------------------
  1,800,000       U.S. Treasury Bill, due 7/15/99...............    1,797,431
                                                                  -----------

See Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
    Shares      SHORT-TERM INVESTMENTS: 1.52%                     Market Value
--------------------------------------------------------------------------------

    212,479       Firstar Stellar Treasury Fund.................      212,479
                                                                 ------------

                  TOTAL INVESTMENTS IN SECURITIES
                     (COST $11,273,748+): 99.60% ............... $ 13,882,103
                  OTHER ASSETS LESS LIABILITIES: 0.40%..........       55,724
                                                                 ------------
                  TOTAL NET ASSETS: 100.00% .................... $ 13,937,827
                                                                 ============

*Non-income producing security.

+Gross unrealized appreciation and depreciation of securities is as follows:

                  Gross unrealized appreciation................. $  2,707,909
                  Gross unrealized depreciation.................      (99,554)
                                                                 ------------
                      Net unrealized appreciation............... $  2,608,355
                                                                 ============

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value (cost $11,273,748) .....    $ 13,882,103
   Receivables:
      Dividends and interest ..................................           8,568
      Fund shares sold ........................................           1,000
      Securities sold .........................................          63,618
   Deferred organization costs ................................          23,991
   Prepaid expenses ...........................................           2,948
                                                                   ------------
         Total assets .........................................      13,982,228
                                                                   ------------

LIABILITIES
   Payables:
      Due to Advisor ..........................................           4,237
      Administration fee ......................................           2,466
      Distribution fees .......................................           3,071
      Fund shares repurchased .................................          23,843
   Accrued expenses ...........................................          10,784
                                                                   ------------
         Total liabilities ....................................          44,401
                                                                   ------------

NET ASSETS ....................................................    $ 13,937,827
                                                                   ============

Net asset value and redemption price per share
   ($13,937,827 / 1,106,944 shares outstanding; unlimited
   number of shares authorized without par value) .............    $      12.59
                                                                   ============

Offering Price per Share ($12.59 / 0.955) .....................    $      13.18
                                                                   ============

COMPONENTS OF NET ASSETS
   Paid-in capital ............................................    $ 10,226,939
   Accumulated net investment loss ............................          (7,015)
   Undistributed net realized gain on investments .............       1,109,548
   Net unrealized appreciation on investments .................       2,608,355
                                                                   ------------
      Net assets ..............................................    $ 13,937,827
                                                                   ============

See Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Dividends ..............................................      $    62,434
      Interest ...............................................           38,455
                                                                    -----------
            Total income .....................................          100,889

   Expenses
      Advisory fees (Note 3) .................................           61,146
      Distribution fees (Note 4) .............................           17,984
      Administration fees (Note 3) ...........................           14,900
      Fund Accounting fees ...................................           10,413
      Audit fees .............................................            7,058
      Transfer agent fees ....................................            6,447
      Custody fees ...........................................            3,781
      Legal fees .............................................            3,502
      Amortization of deferred organization costs ............            3,472
      Reports to shareholders ................................            3,472
      Miscellaneous ..........................................            2,976
      Insurance ..............................................            2,516
      Registration fees ......................................            2,488
      Trustees' fees .........................................            1,574
                                                                    -----------
         Total expenses ......................................          141,729
         Less: Advisory fee waiver and
            absorption (Note 3) ..............................          (33,825)
                                                                    -----------
         Net expenses ........................................          107,904
                                                                    -----------
            Net investment loss ..............................           (7,015)
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain from security transactions ..............        1,146,894
   Net change in unrealized appreciation on
      investments ............................................         (221,460)
                                                                    -----------
      Net realized and unrealized gain on investments ........          925,434
                                                                    -----------
            Net Increase in Net Assets Resulting
               from Operations ...............................      $   918,419
                                                                    ===========

See Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                             Six Months Ended     Year Ended
                                              June 30, 1999#   December 31, 1998
                                              --------------   -----------------

NET INCREASE IN ASSETS FROM
OPERATIONS
   Net investment (loss) income ...........    $    (7,015)      $    53,644
   Net realized gain from security
    transactions ..........................      1,146,894           830,832
   Net realized loss from futures
    transactions ..........................             --           (60,910)
   Net change in unrealized appreciation
    on investments ........................       (221,460)        2,757,250
                                               -----------       -----------
       Net increase in net assets resulting
      from operations .....................        918,419         3,580,816
                                               -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............             --           (59,113)
   From capital gains .....................             --          (740,543)
   Tax Return of Capital ..................             --           (28,412)
                                               -----------       -----------
      Total dividends and distributions
       to shareholders ....................             --          (828,068)
                                               -----------       -----------
CAPITAL SHARE TRANSACTIONS
   Net decrease in net assets derived from
    net change in outstanding shares (a) ..     (1,670,403)       (8,308,922)
                                               -----------       -----------
      Total decrease in net assets ........       (751,984)       (5,556,174)
NET ASSETS
Beginning of period .......................     14,689,811        20,245,985
                                               -----------       -----------
End of period (including accumulated
 net investment loss of ($7,015) and
 ($0), respectively) ......................    $13,937,827       $14,689,811
                                               ===========       ===========

(a) A summary of capital shares transactions is as follows:

                              Six Months Ended              Year Ended
                               June 30, 1999#              Dec. 31, 1998
                           ----------------------    ---------------------------
                            Shares       Value         Shares        Value
                            ------       -----         ------        -----


Shares sold ...........     58,847    $   698,476       194,971    $  2,180,409
Shares issued in
 reinvestment of
 distributions ........         --             --        74,946         828,068
Shares redeemed .......   (192,704)    (2,368,879)   (1,050,075)    (11,317,399)
                          --------    -----------    ----------    ------------
Net decrease ..........   (133,857)   $(1,670,403)     (780,158)   $ (8,308,922)
                          ========    ===========    ==========    ============

# Unaudited

See Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------
                                      Six Months           Year         December 3, 1997*
                                         Ended             Ended            through
                                    June 30, 1999#   December 31, 1998  December 31, 1997
                                    --------------   -----------------  -----------------
Net asset value,
   beginning of period ...........      $11.84            $10.02             $10.00
                                        ------            ------             ------

Income from investment operations:
   Net investment (loss)
      income .....................       (0.01)             0.05               0.01
   Net realized and unrealized
      gain on investments ........        0.76              2.48               0.02
                                        ------            ------             ------
Total from investment
   operations ....................        0.75              2.53               0.03
                                        ------            ------             ------

Less distributions:
   From net investment
      income .....................          --             (0.05)             (0.01)
   From net capital gains ........          --             (0.64)             --
   Tax return of capital .........          --             (0.02)             --
                                        ------            ------             ------
Total distributions ..............          --             (0.71)             (0.01)
                                        ------            ------             ------
Net asset value, end of period ...      $12.59            $11.84             $10.02
                                        ======            ======             ======

Total return......................        6.33%**          25.81%              0.22%**

Ratios/supplemental data:
Net assets, end of
   period (millions)..............      $ 13.9            $ 14.7             $ 20.2

Ratio of expenses to average net assets:
   Before expense reimbursement ..        1.97%+            2.03%              1.52%+
   After expense reimbursement ...        1.50%+            1.50%              1.39%+

Ratio of net investment income
  (loss) to average net assets:
   Before expense reimbursement ..       (0.57%)+          (0.17%)             0.33%+
   After expense reimbursement ...       (0.10%)+           0.36%              0.47%+

Portfolio turnover rate...........       54.22%            79.95%              2.48%

# Unaudited.
* Commencement of operations.
** Does not include sales load and is not annualized.
+Annualized.

See Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Avatar Advantage Equity Allocation Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on December 3, 1997. The Fund's objective is to seek long-term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. Security Valuation: The Fund's investments are carried at market value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

     D. Deferred Organization Costs: The Fund has incurred expenses of $35,000 in connection with their organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     E. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

     F. Futures Contracts: The Fund invests in financial futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market prices. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or assets equal to a certain percentage of the contract amount ("initial margin deposit"). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Company may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, security prices and the underlying hedged assets.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months ended June 30, 1999, Avatar Investors Associates Corp (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of the Fund.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.50% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in the first, second or third fiscal year next succeeding the fiscal year of the reduction or absorption if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. With respect to the reimbursement of a particular fee reduction or expense payment, a reimbursement to the Advisor is permitted only within the three-year period following the year in which the Advisor reduced the subject fee or paid the subject expense. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current expenses if so requested by the Advisor even if that practice may require the Advisor to waive, reduce or absorb current Fund expenses. For the six months ended June 30,1999, the Advisor reduced its fees and absorbed Fund expenses in the amount of $33,825; no amounts were reimbursed.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                            Fee rate
Less than $15 million                       $30,000
$15 million to less than $50 million        0.20% of average daily net assets
$50 million to less than $100 million       0.15% of average daily net assets
$100 million to less than $150 million      0.10% of average daily net assets
More than $150 million                      0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. During the six months ended June 30, 1999, the Fund paid the Advisor in the amount of $17,984.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the six months ended June 30, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $6,678,989 and $7,490,969, respectively.

                                     ADVISOR
                        Avatar Investors Associates Corp.
                                900 Third Avenue
                            New York, New York 10022


                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018


                                    CUSTODIAN
                     Firstar Institutional Custody Services
                           425 Walnut Street M/L 6118
                             Cincinnati, Ohio 45202


                                 TRANSFER AGENT
                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                            Hauppauge, New York 11788
                                  888-263-6452


                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


       This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

       Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.